                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement             [_]  Confidential, for Use of the Commission Only
                                                  (as Permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-1l(c) or (S)240.14a-12

                                Loudcloud, Inc.
              -----------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Loudcloud, Inc.
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-l1.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

Notes:

                            [LOUDCLOUD, INC. LOGO]

                                 May 25, 2001

Dear Stockholder:

   We are pleased to invite you to attend the 2001 Annual Meeting of Stockholders of Loudcloud, Inc. on Tuesday June 26, 2001 to be held at the Four Points Sheraton Sunnyvale, 1250 Lakeside Drive, Sunnyvale, California beginning at 9:30 a.m., local time.

   Enclosed are the Notice of Annual Meeting of Stockholders and the Proxy Statement describing the business that will be acted upon at the annual meeting. Please vote on each of the business items to come before the meeting, as it is important that your shares are represented. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided.

   We have also enclosed a copy of Loudcloud's Annual Report on Form 10-K. We encourage you to read the Annual Report on Form 10-K, which includes information on our operations, markets, services and goals, as well as our audited financial statements for the fiscal year ended January 31, 2001.

   We look forward to seeing you at the annual meeting.

                                  Sincerely,



/s/ Marc L. Andreessen                                /s/ Benjamin A. Horowitz


Marc L. Andreessen                                    Benjamin A. Horowitz
Chairman of the Board                                 President and CEO


599 N. Mathilda Avenue | Sunnyvale, CA 94085 | 408 744-7300 | fax 408 744-7379
                              | www.loudcloud.com

                            [LOUDCLOUD, INC. LOGO]

                                LOUDCLOUD, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 26, 2001

                               ----------------

TO THE STOCKHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Loudcloud, Inc., a Delaware corporation (the "Company"), will be held on June 26, 2001, at 9:30 a.m. local time, at the Four Points Sheraton Sunnyvale located at 1250 Lakeside Drive, Sunnyvale, California for the following purposes:

     1. To elect one (1) director to serve until the 2004 annual meeting of stockholders or until his successor is duly elected and qualified;

     2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending January 31, 2002; and

     3. To transact such other business as may properly come before the Annual Meeting or before any adjournments thereof, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on May 11, 2001 are entitled to notice of and to vote at the Annual Meeting.

   All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,

                                          /s/ Charles J. Katz, Jr.
                                          Charles J. Katz, Jr.
                                          Executive Vice President of
                                          Corporate Affairs
                                          and Secretary

Sunnyvale, California
May 25, 2001


                            YOUR VOTE IS IMPORTANT.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN,
          DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED
                           POSTAGE-PREPAID ENVELOPE.

                                LOUDCLOUD, INC.

                               ----------------

                           PROXY STATEMENT FOR 2001
                        ANNUAL MEETING OF STOCKHOLDERS
                INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Loudcloud, Inc., a Delaware corporation (the "Company" or "Loudcloud"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 26, 2001 at 9:30 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Four Points Sheraton Sunnyvale located at 1250 Lakeside Drive, Sunnyvale, California. The Company's principal executive offices are located at 599 N. Mathilda Avenue, Sunnyvale, California 94085, and its telephone number at that location is (408) 744-7300.

   These proxy solicitation materials and the Annual Report on Form 10-K for the year ended January 31, 2001, including financial statements, were first mailed on or about May 25, 2001 to all stockholders entitled to vote at the meeting.

Record Date; Outstanding Shares

   Stockholders of record at the close of business on May 11, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of shares outstanding, designated common stock, $0.001 par value per share. As of the Record Date, 76,006,052 shares of the Company's common stock were issued and outstanding and held of record by approximately 554 stockholders. As of the Record Date, no shares of the Company's preferred stock were outstanding.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (a) delivering to the Company (Attention: Charles J. Katz, Jr., Executive Vice President of Corporate Affairs and Secretary) a written notice of revocation or a duly executed proxy bearing a later date or (b) attending the meeting and voting in person.

Voting

   Each stockholder is entitled to one vote for each share held.

Solicitation of Proxies

   This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile.

Quorum; Abstentions; Broker Non-votes

   Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector"), who will be an employee of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law and the Company's Bylaws for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

   When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for (i) the election of the nominee for director set forth herein; (ii) the ratification of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending January 31, 2002; and (iii) upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

   Pursuant to Delaware law, the Inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum and as entitled to vote (the "Votes Cast") on the subject matter at the Annual Meeting with respect to such matter. With respect to broker non-votes, in a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, although broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Deadline for Receipt of Stockholder Proposals

   Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the Company's bylaws and the proxy rules established by the Securities and Exchange Commission (the "Commission"). Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 annual meeting of stockholders must be received by the Company no later than one hundred twenty
(120) days prior to that date in 2002 that corresponds to the date on which this Proxy Statement was mailed to stockholders in connection with this year's Annual Meeting in order that they may be considered for inclusion in the Proxy Statement and form of Proxy relating to that meeting. Assuming a mailing date of May 25, 2001, the deadline for stockholder proposals for next year's annual meeting will be January 25, 2002.

   In the event that the date of next year's annual meeting is changed by more than thirty (30) days from the date of this year's Annual Meeting, to be timely, notice by a stockholder must be received no later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting and ten (10) calendar days following the date on which public announcement of the date of next year's annual meeting is made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business; (iii) the class and number of shares of the Company's stock that are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   The attached Proxy Card grants the proxy holders discretionary authority to vote on any matter raised at this year's Annual Meeting. For any proposal that is not submitted for inclusion in next year's proxy statement but is instead sought to be presented directly at next year's annual meeting, Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice before the close of business on January 25, 2002 and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on the matter or (b) the Company does not receive notice of the proposal prior to the close of business on January 25, 2002.

   All submissions to, or requests from, the Secretary should be made to the Company's principal offices at 599 N. Mathilda Avenue, Sunnyvale, California 94085 (Attention: Charles J. Katz, Jr., Executive Vice President of Corporate Affairs and Secretary).

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information regarding beneficial ownership of common stock as of May 11, 2001, by: (i) each of the executive officers named in the Summary Compensation Table below; (ii) each of the Company's directors and the nominee for director of the Company; (iii) each person or entity known to the Company to own beneficially more than five percent of the Company's common stock; and (iv) all named executive officers and directors as a group. Unless otherwise indicated, the address for the stockholders holding more than five percent of the Company's common stock is c/o Loudcloud, Inc., 599 N. Mathilda Avenue, Sunnyvale, California 94085.

                                                                    Percent of
                                                      Total Shares    Shares
                                                      Beneficially Beneficially
Name and Address of Beneficial Owner                    Owned(1)     Owned(2)
------------------------------------                  ------------ ------------
Directors and Executive Officers:
Marc L. Andreessen(3)................................   9,110,899      12.0%
Benjamin A. Horowitz(4)..............................   4,158,453       5.5
Timothy A. Howes(5)..................................   3,694,539       4.9
In Sik Rhee(6).......................................   3,916,921       5.1
Jonathan G. Heiliger(7)..............................   1,574,249       2.1
Roderick M. Sherwood III(8)..........................     893,698       1.2
Charles J. Katz, Jr.(9)..............................     648,510         *
William V. Campbell..................................      75,000         *
Michael S. Ovitz(10).................................     286,112         *
Andrew S. Rachleff(11)...............................  10,010,712      13.2
All directors and executive officers as a group (10
 persons)(12)........................................  34,369,093      45.2

5% Stockholders:
Entities affiliated with Benchmark Capital(11).......  10,010,712      13.2
 2480 Sand Hill Road, Suite 200
 Menlo Park, CA 94025
Entities affiliated with Amerindo Investments           4,323,502       5.6
 Advisors, Inc.(13)..................................
 601 South Figueroa Street, Suite 2400
 Los Angeles, CA 90017

--------
  *  Represents less than one percent of the Company's outstanding stock.
 (1) Beneficial ownership is determined in accordance with the rules and regulations of the Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of May 11, 2001 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite that stockholder's name.
 (2) Applicable percentage ownership is based on 76,006,052 shares of common stock outstanding as of May 11, 2001.
 (3) Represents 9,110,899 shares held by the Michael G. Mohr or Marc L. Andreessen (Trustees), Andreessen 1996 Living Trust.
 (4) Represents 3,873,453 shares held by Mr. Horowitz individually and 285,000 shares held by the Horowitz Family Limited Partnership. Includes 2,288,334 shares subject to Loudcloud's right of repurchase as of May 11, 2001.
 (5) Includes 1,973,542 shares subject to Loudcloud's right of repurchase as of May 11, 2001.

 (6) Represents 3,666,921 shares held by Mr. Rhee individually and 250,000 shares held by Rhee Enterprises L.P. Includes 2,095,542 shares subject to Loudcloud's right of repurchase as of May 11, 2001.
 (7) Includes 1,430,500 shares held by Mr. Heiliger individually and 143,749 shares held by Mr. Heiliger, Trustee of the Jonathan G. Heiliger Trust. Includes 765,480 shares subject to Loudcloud's right of repurchase as of May 11, 2001.
 (8) Represents 689,050 shares held by Mr. Sherwood individually 71,251 shares held by the Roderick M. Sherwood III 2000 Trust u/a dtd 10-21-2000, 61,549 shares held by Roderick M. Sherwood III & Gretchen W. Sherwood jointly, 71,250 shares held by the Gretchen W. Sherwood 2000 Trust u/a dtd 10-20-2000 and 598 shares held by Gretchen W. Sherwood. Includes 832,148 shares subject to Loudcloud's right of repurchase as of May 11, 2001.
 (9) Represents 553,892 shares held by Mr. Katz individually, 58,618 shares held by Katz Family Ventures LLC, a Washington limited liability company, 35,000 shares held by Katz Family Ventures 2000 LLC, a Washington limited liability company, and 1,000 shares held by Sydney Michelle Katz. Includes 392,595 shares subject to Loudcloud's right of repurchase as of May 11, 2001.
(10) Represents 186,112 shares held by CKEI, LLC a California limited liability company controlled by Mr. Ovitz and 100,000 shares held Michael
     S. Ovitz.
(11) Represents 10,010,712 shares of common stock held by Benchmark Capital Partners IV, L.P., as nominee for Benchmark Capital Partners IV, L.P., Benchmark Founders' Fund IV, L.P., Benchmark Founders' Fund IV-A, L.P., Benchmark Founders' Fund IV-B, L.P. and related individuals. Mr. Rachleff is a Managing Member of Benchmark Capital Management Co. IV, LLC, the general partner of Benchmark Capital Partners IV, L.P., Benchmark Founders' Fund IV, L.P., Benchmark Founders' Fund IV-A, L.P. and Benchmark Founders' Fund IV-B, L.P. Mr. Rachleff disclaims beneficial ownership of these shares, except with respect to 276,830 shares and to the extent of his pecuniary interest in the Benchmark funds.
(12) Includes 8,347,641 shares subject to Loudcloud's right of repurchase as of May 11, 2001.
(13) Information based on Schedule 13G dated April 6, 2001, as filed by Amerindo Investment Advisors, Inc. with the Commission.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTOR

Nominee

   The Company has a classified Board currently consisting of one Class I director, Benjamin A. Horowitz, two Class II directors, Marc L. Andreessen and Andrew S. Rachleff, and two Class III directors, William V. Campbell and Michael S. Ovitz, who will serve until the annual meetings of stockholders to be held in 2001, 2002, and 2003, respectively, or until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on the annual meeting dates.

   The nominee for election at the Annual Meeting to Class I of the Board is Benjamin A. Horowitz. If elected, Mr. Horowitz will serve as a director until the annual meeting in 2004, or until his respective successor is elected and qualified or until his earlier resignation or removal. The proxy holders may not vote the proxies for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominee. In the event that the nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. The Company is not aware that the nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the nominee listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Vote Required

   If a quorum is present and voting, a majority of the votes entitled to vote will be required to elect the nominee to the Board. Abstentions and "broker non-votes" are not counted in the election of directors.

Directors and Nominee

   The following table sets forth certain information regarding the Company's directors and the nominee for director as of May 25, 2001:

                                                                              Director
Name                      Age Position                                         Since
----                      --- --------                                        --------
Class I nominee to be
 elected at the Annual
 Meeting:
Benjamin A. Horowitz....  34  President, Chief Executive Officer and Director   1999

Class II directors whose
 terms expire at the
 2002 annual meeting of
 stockholders:
Marc L. Andreessen(1)...   29 Chairman of the Board of Directors                1999
Andrew S.
 Rachleff(1)(2).........   42 Director                                          1999

Class III directors
 whose terms expire at
 the 2003 annual meeting
 of stockholders:
William V.
 Campbell(1)(2).........   60 Director                                          2000
Michael S. Ovitz (2)....   54 Director                                          2000

--------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.

   There is no family relationship between any director or executive officer of the Company.

   Benjamin A. Horowitz is a co-founder of Loudcloud and has served as the Company's President and Chief Executive Officer and as a director since September 1999. Prior to co-founding Loudcloud, Mr. Horowitz served as Vice President and General Manager of the E-Commerce Platform division of America Online, Inc. from April 1999 to September 1999. From July 1995 to April 1999, Mr. Horowitz was a vice president at Netscape Communications. Mr. Horowitz holds an M.S. in computer science from the University of California, Los Angeles and a B.S. in computer science from Columbia University.

   Marc L. Andreessen is a co-founder of Loudcloud and has served as the Chairman of the Company's Board since September 1999. Prior to co-founding Loudcloud, Mr. Andreessen served as Chief Technology Officer of America Online, Inc., a new media company, from February 1999 to September 1999. Mr. Andreessen was a co-founder of Netscape Communications Corporation, an open software provider, serving in various positions from April 1994 until March 1999, including Chief Technology Officer and Executive Vice President of Products. He served on Netscape's board of directors from April 1994 until March 1999. Mr. Andreessen serves on the board of directors of CacheFlow, Inc. Mr. Andreessen holds a B.S. in computer science from the University of Illinois at Urbana-Champaign.

   Andrew S. Rachleff has served as a director of Loudcloud since November 1999. In May 1995, Mr. Rachleff co-founded Benchmark Capital, a venture capital firm, and has served as a general partner since that time. Prior to co-founding Benchmark Capital, Mr. Rachleff spent ten years as a general partner with Merrill, Pickard, Anderson & Eyre, a venture capital firm. Mr. Rachleff also serves on the boards of directors of CacheFlow, Inc., Equinix, Inc., and several privately held companies. Mr. Rachleff holds a B.S. in economics from the University of Pennsylvania and an M.B.A. from the Stanford Graduate School of Business.

   William V. Campbell has served as a director of Loudcloud since August 2000. Mr. Campbell has served as Chairman of the Board of Intuit Inc., an electronic finance company, since August 1998 and served as Acting Chief Executive Officer from September 1999 until January 2000. Mr. Campbell also served as Intuit's President and Chief Executive Officer from April 1994 through July 1998. Mr. Campbell also serves on the board of directors of SanDisk Corporation and Apple Computer, Inc. Mr. Campbell holds both a B.A. and an M.A. in economics from Columbia University.

   Michael S. Ovitz has served as a director of Loudcloud since July 2000. Mr. Ovitz co-founded Creative Artists Agency, a talent representation company, and served as its Chairman from 1975 to 1995. In January 1999, Mr. Ovitz founded CKE Companies, which is comprised of four distinct companies: Artists Management Group, a talent representation company, Artists Production Group, a film production company, Artists Television Group, a television production company and Lynx Technology Group, a technology investment and consulting company. From January 1997 to December 1998, Mr. Ovitz was a self-employed private investor. From October 1995 to December 1996, Mr. Ovitz was President at The Walt Disney Company, an entertainment company. Mr. Ovitz currently serves as Chairman of the Executive Board of the UCLA Hospital and Medical Center. Mr. Ovitz serves on the Executive Advisory Board of the Pediatric AIDS Foundation, the board of directors of D.A.R.E. America, the National Board of Advisors for the Children's Scholarship Fund and the Board of Advisors at the UCLA School of Theater, Film and Television. Mr. Ovitz also serves on the Board of Trustees of the Museum of Modern Art in New York City and is a member of the Council on Foreign Relations. Mr. Ovitz holds a B.A. in psychology from UCLA.

Board Meetings and Committees

   The Board held a total of 12 meetings during the fiscal year ended January 31, 2001. No director who presently serves on the Board attended less than 75% of the meetings of the Board and committees thereof held during the fiscal year ended January 31, 2001, if any, upon which such director served.

   The Company's Board currently has two committees: an audit committee and a compensation committee. The Company's Board does not currently have a nominating committee or any committee performing such functions. The Company's audit committee consists of Mr. Campbell, Mr. Ovitz and Mr. Rachleff, each of whom the Company believes to be independent as defined under the National Association of Securities Dealers listing standards. The Company's audit committee was formed in September 2000 in connection with the Company's initial public offering which became effective March 8, 2001. As a result, the audit committee did not hold any formal meetings during the fiscal year ended January 31, 2001. Because the audit committee did not hold any formal meetings during the fiscal year ended January 31, 2001, the Board provided oversight of the Company's independent auditors and reviewed the preparation of the audited financial statements of the Company. The audit committee makes recommendations to the Company's Board regarding the selection of independent auditors, reviews the results and scope of audit and other services provided by the Company's independent auditors and reviews the accounting principles and auditing practices and procedures to be used for the Company's financial statements. A copy of the audit committee charter adopted by the Board for the audit committee is attached to this Proxy Statement as Appendix A.

   The compensation committee consists of Mr. Andreessen, Mr. Campbell and Mr. Rachleff. The compensation committee was formed in September 2000 in connection with the Company's initial public offering which became effective March 8, 2001. As a result, the compensation committee did not hold any meetings during the fiscal year ended January 31, 2001. The compensation committee approves stock compensation of the Company's executive offers and makes recommendations to the Board regarding stock plans and the compensation of officers and other managerial employees.

   Because the compensation committee did not hold any meetings during the fiscal year ended January 31, 2001, the Board performed the functions that the compensation committee would have performed. Other than officers on the Board, no other officers or employees participated in the deliberations of the Board concerning executive officer compensation.

Compensation Committee Interlocks and Insider Participation

   The compensation committee currently consists of Mr. Andreessen, Mr. Campbell and Mr. Rachleff. During the fiscal year ended January 31, 2001, Mr. Andreessen was an employee of the Company. No interlocking relationship exists, or has existed in the past, between the Board or compensation committee and the Board or compensation committee of any other company.

   The Board unanimously recommends voting "For" the election of Benjamin A. Horowitz to Class I of the Board.

                                 PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending January 31, 2002, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board will reconsider its selection.

   Ernst & Young LLP has audited the Company's financial statements annually since January 2000. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                  FEES BILLED TO COMPANY BY ERNST & YOUNG LLP
                 DURING THE FISCAL YEAR ENDED JANUARY 31, 2001

Audit Fees

   Audit fees billed to the Company by Ernst & Young LLP during the fiscal year ended January 31, 2001, for the audit of the Company's annual financial statements included on Form 10-K totaled $145,000.

Financial Information Systems Design and Implementation Fees

   The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended January 31, 2001.

All Other Fees

   All other fees were $1,086,000, including audit-related services of $1,015,000 and non-audit services of $71,000. Audit-related services generally included fees for the preparation of the Company's registration statement on Form S-1 filed with the Commission, comfort letters, accounting consultations, business continuity planning review and information systems assurance and advisory services. Non-audit services related to tax services. The audit committee of the Board has determined that the accounting advice and tax services provided by Ernst & Young LLP are compatible with maintaining Ernst & Young LLP's independence.

   The Board unanimously recommends voting "For" the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending January 31, 2002.

         INFORMATION RELATING TO DIRECTORS AND OFFICERS OF THE COMPANY

Executive Officers

   The Company's executive officers and key employees and their ages as of May 25, 2001 are as follows:

        Name                     Age Position
        ----                     --- --------
 Benjamin A. Horowitz...........  34 President, Chief Executive Officer and
                                     Director
 Timothy A. Howes...............  37 President of Product Operations and Chief
                                     Technical Officer
 In Sik Rhee....................  29 Chief Tactician
 Jonathan G. Heiliger...........  24 Executive Vice President
 Roderick M. Sherwood III.......  47 Executive Vice President and Chief
                                     Financial Officer
 Michael I. Green(1)............  53 President of Field Operations
 Charles J. Katz, Jr. ..........  53 Executive Vice President of Corporate
                                     Affairs and Secretary
 John L. O'Farrell..............  42 Executive Vice President of Business
                                     Development
 Shellye L. Archambeau..........  38 Chief Marketing Officer

--------
(1) Michael I. Green retired from his position as the Company's President of Field Operations in May 2001.

   Benjamin A. Horowitz is a co-founder of Loudcloud and has served as the Company's President and Chief Executive Officer and as a director since September 1999. Prior to co-founding Loudcloud, Mr. Horowitz served as Vice President and General Manager of the E-Commerce Platform division of America Online, Inc. from April 1999 to September 1999. From July 1995 to April 1999, Mr. Horowitz was a vice president at Netscape Communications. Mr. Horowitz holds an M.S. in computer science from the University of California, Los Angeles and a B.S. in computer science from Columbia University.

   Timothy A. Howes is a co-founder of Loudcloud and has served as the Company's Chief Technical Officer since September 1999. Dr. Howes also served as the Company's Senior Vice President of Engineering from June 2000 to August 2000. He was appointed the Company's President of Product Operations in September 2000. Prior to co-founding Loudcloud, Dr. Howes served as Vice President of Technology at America Online, Inc. from April 1999 to September 1999. From February 1998 to April 1999, Dr. Howes was Chief Technology Officer of the Server Product division at Netscape Communications. From April 1996 to February 1998, Dr. Howes was Principal Engineer, Directing Architect of several server products at Netscape Communications. From September 1994 to April 1996, Dr. Howes was Project Director, Principal Investigator and Senior Systems Research Programmer at the University of Michigan. Dr. Howes holds a Ph.D. in computer science, a B.S.E. in aerospace engineering and an M.S.E. in computer science and engineering from the University of Michigan.

   In Sik Rhee is a co-founder of Loudcloud and has served as the Company's Chief Tactician since September 2000. Mr. Rhee also served as the Company's Vice President of Research and Chief Strategist from September 1999 until September 2000. Prior to co-founding Loudcloud, Mr. Rhee served as Chief Technology Officer of the E-Commerce Platform division at America Online, Inc. from January 1999 to September 1999. From December 1997 to April 1999, Mr. Rhee was a development manager at Netscape Communications. From December 1995 to December 1997, Mr. Rhee was a co-founder and software architect at KIVA Software Corporation, an application server software company. Mr. Rhee holds a B.S. in electrical engineering and computer science from the University of California, Berkeley.

   Jonathan G. Heiliger has served as the Company's Executive Vice President since April 2001. Mr. Heiliger also served as the Company's Chief Operating Officer of Product Operations from September 2000 to April 2001, Senior Vice President of Operations from May 2000 to September 2000 and as Vice President of Operations from October 1999 to May 2000. Prior to joining Loudcloud, Mr. Heiliger was a founder and Senior Vice President of Frontier Internet Ventures, now Global Crossing Ventures, a venture capital firm, from February 1999 to October 1999. From April 1997 to February 1999, Mr. Heiliger was Chief Technology Officer of Global Crossing's GlobalCenter, a provider of data center space. From July 1996 to April 1997, Mr. Heiliger was a Vice President of Engineering and Operations of Internet Systems, Inc., a web- hosting company.

   Roderick M. Sherwood III has served as the Company's Executive Vice President and Chief Financial Officer since August 2000. Prior to joining Loudcloud, Mr. Sherwood was Senior Vice President and Chief Financial Officer of BroadStream Corporation, a broadband wireless communications company, from July 1999 to August 2000. From February 1998 to June 1999, Mr. Sherwood was President of the Spaceway broadband services business at Hughes Electronics Corporation, a communications company, and Senior Vice President and General Manager of Spaceway at Hughes Network Systems, a subsidiary of Hughes Electronics. From May 1997 to January 1998, Mr. Sherwood was Executive Vice President of DIRECTV International at Hughes Electronics. From July 1996 to April 1997, Mr. Sherwood was Senior Vice President and Chief Financial Officer of Hughes Telecommunications and Space Company and DIRECTV International. From May 1995 to June 1996, Mr. Sherwood was Corporate Vice President and Treasurer at Hughes Electronics. Prior to that, Mr. Sherwood occupied various financial positions at Chrysler Corporation over a 14-year period, including Assistant Treasurer. Mr. Sherwood holds an A.B. from Stanford University and an M.B.A. in general management from the Harvard Graduate School of Business.

   Michael I. Green served as the Company's President of Field Operations from May 2000 to May 2001. Prior to joining Loudcloud, Mr. Green was Senior Vice President and General Manager of Worldwide Sales at FORE Systems, Inc., a networking products company, from April 1992 to June 1999. From April 1989 to February 1992, Mr. Green was a sales manager at Ultra Network Technologies, a networking products company. Mr. Green holds an A.B. in mathematics from Boston University and an M.S. in numerical science from Johns Hopkins University.

   Charles J. Katz, Jr. has served as the Company's Executive Vice President of Corporate Affairs since June 2000 and has served as the Company's Secretary since January 2000. He also served as the Company's Executive Vice President since January 2000. Prior to joining Loudcloud, Mr. Katz was a member of the law firm Perkins Coie LLP, where he practiced from September 1976 to December 1999. Mr. Katz's clients included Amazon.com, Inc., McCaw Cellular Communications, Inc., investment banks and venture capital funds. He also serves on the board of directors of Recreational Equipment, Inc. Mr. Katz holds an A.B from Stanford University, an M.A. from New York University and a J.D. from the University of Texas.

   John L. O'Farrell has served as the Company's Executive Vice President of Business Development since March 2001. Prior to joining Loudcloud, Mr. O'Farrell served as Executive Vice President, International for Excite@Home, a provider of broadband Internet access and media services, from March 2000 to March 2001, and as Senior Vice President, International from May 1999 to March 2000. From April 1997 to May 1999, he was Senior Vice President, International for @Home Corporation, a broadband Internet access provider. From August 1995 to April 1997, he was President of US WEST Interactive Services, an Internet content development and investment company. Prior to that time, Mr. O'Farrell served as Vice President, Corporate Strategy of US WEST Inc., a telephone and cable network operator, from May 1994 to August 1995, and as Executive Director, Corporate Strategy from March 1992 to May 1994. Before joining US WEST Inc., Mr. O'Farrell held general management, marketing and consulting positions in the United States and Europe with Telecom Ireland (Ireland), Booz, Allen and Hamilton (U.S.), the Commission of the European Communities (Luxembourg), Digital Equipment Corporation and Siemens AG (both Germany). Mr. O'Farrell holds a B.E. degree from University College Dublin, Ireland, and an M.B.A. degree from Stanford University Graduate School of Business.

   Shellye L. Archambeau has served as the Company's Chief Marketing Officer since April 2001. Prior to joining Loudcloud, from June 2000 to March 2001, Ms. Archambeau served as Chief Marketing Officer for NorthPoint Communications, Inc., a DSL broadband network provider which filed for bankruptcy in January 2001. From May 1999 to June 2000, Ms. Archambeau was President of Blockbuster.com, the e-commerce division of Blockbuster, Inc. Prior to that time, Ms. Archambeau spent 15 years at IBM in various sales, marketing and general management executive positions. Ms. Archambeau holds a B.S. degree from the Wharton School, University of Pennsylvania.

                            Executive Compensation

   The following table sets forth summary information concerning compensation earned by or paid to the Company's Chief Executive Officer and the Company's five most highly compensated executive officers during the fiscal year ended January 31, 2001 for services rendered in all capacities to Loudcloud during the Company's fiscal year ended January 31, 2001 and during the period from inception in September 1999 to January 31, 2000. These individuals are referred to as the "named executive officers." Other than the salary and bonus described below, the Company did not pay any executive officer named in the Summary Compensation Table any fringe benefits, perquisites or other compensation in excess of 10% of that executive officer's salary and bonus during either the fiscal year ended January 31, 2001 or the period from inception to January 31, 2000.

                          Summary Compensation Table

                                                                     Long Term
                                                                   Compensation
                                                               ---------------------
                                               Annual
                                            Compensation              Awards
                                          -----------------    ---------------------
Name and Principal                                             Securities Underlying
Position                  Fiscal Year (1)  Salary   Bonus             Options
------------------        --------------  -------- --------    ---------------------
Benjamin A. Horowitz....       2001       $210,000      --            500,000
 President and Chief           2000         35,000      --                --
 Executive Officer

Timothy A. Howes........       2001        150,000      --                --
 President of Product          2000         25,000      --                --
 Operations and
 Chief Technical Officer

In Sik Rhee.............       2001        150,000      --                --
 Chief Tactician               2000         25,000      --                --

Jonathan G. Heiliger....       2001        205,000      --                --
 Chief Operating Officer       2000         16,250      --                --
 of Product Operations

Roderick M.                    2001        119,872 $225,000(3)            --
 Sherwood(2)............
 Executive Vice
 President and Chief
 Financial Officer

Charles J. Katz, Jr.....       2001        155,000      --                --
 Executive Vice                2000         12,917      --                --
 President of Corporate
 Affairs and Secretary

--------
(1) Fiscal year 2000 represents the period from inception to January 31, 2000.
(2) Mr. Sherwood commenced his employment with the Company on June 22, 2000.
(3) Represents a one-time bonus paid upon commencement of Mr. Sherwood's employment.

                       Option Grants in Last Fiscal Year

   The following table sets forth information regarding stock option grants made to the named executive officers during the fiscal year ended January 31, 2001. Other than Mr. Horowitz, no named executive officers were granted stock options during the fiscal year ended January 31, 2001.

                                                                           Potential Realized
                                   % of Total                               Value at Assumed
                                    Options                              Annual Rates of Stock
                                   Granted to Exercise                   Price Appreciation for
                                   Employees   Price                         Option Term(3)
                         Number of  in Fiscal   Per                      ----------------------
                         Shares(1)   Year(2)   Share    Expiration Date      5%         10%
                         --------- ---------- -------- ----------------- ---------- -----------
Benjamin A. Horowitz....  500,000     12.1%    $18.00  November 13, 2010 $5,660,052 $14,343,682

--------
(1) Twenty-five percent of these shares vest and become exercisable on November 13, 2001 and one forty-eighth of the shares vest each month thereafter, provided that Mr. Horowitz continues to be an employee on those dates. Mr. Horowitz was originally granted an option to purchase 600,000 shares of the Company's common stock, but, at Mr. Horowitz's request, this option was canceled with respect to 100,000 shares.
(2) Options to purchase a total of 4,144,502 shares were granted to employees during the fiscal year ended January 31, 2001. The calculation of total options granted to employees excludes 5,023,815 in stock purchase rights granted to employees and consultants during the fiscal year ended January 31, 2001.
(3) The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the SEC and do not represent the Company's estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holder's continued employment through the vesting period.

   On June 22, 2000 Mr. Sherwood purchased 734,481 shares of restricted stock at a per share price of $1.20, and on August 24, 2000 Mr. Sherwood purchased 120,167 shares of restricted stock at a per share price of $3.60. Twenty-five percent of these shares shall be released from the Company's repurchase option twelve months after the date of grant and one forty-eighth of the shares shall be released each month thereafter, provided that Mr. Sherwood continues to be an employee on those dates.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values

   The following table sets forth information regarding unexercised stock options held as of January 31, 2001 by each of the named executive officers. No stock options were exercised by named executive officers during the fiscal year ended January 31, 2001, and, other than Mr. Horowitz, no named executive officer held stock options on January 31, 2001.

                               Number of Securities
                              Underlying Unexercised     Value of Unexercised
                              Options At Fiscal Year-   In-The-Money Options At
                                        End                Fiscal Year-End(1)
                             ------------------------- -------------------------
                             Exercisable Unexercisable Exercisable Unexercisable
                             ----------- ------------- ----------- -------------
Benjamin A. Horowitz........       0        500,000        --           --

--------
(1) The exercise price of Mr. Horowitz's stock option is equal to the fair market value of the Company's common stock as determined by the Board as of November 13, 2000.

Change of Control and Severance Arrangements

   Each of the Company's 1999 Stock Plan, 2000 Stock Plan and 2000 Incentive Stock Plan provides that in the event of the Company's merger with or into another corporation or a sale of substantially all of the Company's assets, the successor corporation will assume or substitute each option or stock purchase right, except for the options granted to the Company's outside directors under the 2000 Incentive Stock Plan. If the outstanding options or stock purchase rights are not assumed or substituted for, the optionee will be notified that his or her options or stock purchase rights will be fully exercisable as to all optioned stock, including shares that would not otherwise be vested and exercisable, for a specified period from the date of such notice. The option or purchase right will terminate at the end of the specified period. In the event the employee has a separate change of control arrangement with the Company that is more favorable than the one in the Company's plans, the more favorable change of control arrangement will prevail according to its terms, but the employee will not be entitled to any additional acceleration.

   In October 1999, Benjamin A. Horowitz purchased 4,060,000 shares of the Company's common stock at a purchase price of $0.002 per share, Timothy A. Howes purchased 3,657,500 shares of the Company's common stock at a purchase price of $0.002 per share and In Sik Rhee purchased 3,657,500 shares of the Company's common stock at a purchase price of $0.002 per share pursuant to restricted stock purchase agreements. These shares are subject to a right of repurchase that lapses over a four-year period and lapses as to one-fourth of these shares on October 14, 2000 with the purchase right lapsing ratably monthly after that date. Upon a change of control, the lapsing of the Company's repurchase right will be accelerated and at least 50% of the common stock purchased under the restricted stock purchase agreements will not be subject to the Company's right of repurchase. In addition, upon an involuntary termination of employment without cause, the Company's right of repurchase will lapse as to all of the common stock subject to repurchase under the restricted stock purchase agreements.

   In January 2000, Charles J. Katz, Jr. purchased 588,892 shares of the Company's common stock at a purchase price of $0.20 per share pursuant to a restricted stock purchase agreement. In June 2000, Roderick M. Sherwood III purchased 734,481 shares of the Company's common stock at a purchase price of $1.20 per share pursuant to a restricted stock purchase agreement, and, in August 2000, he purchased 120,167 shares of common stock at a purchase price of $3.60 per share pursuant to a restricted stock purchase agreement. The shares purchased by these officers are subject to a right of repurchase that lapses over a four-year period and lapses as to one-fourth of these shares on the first anniversary of the purchase date with the purchase right lapsing ratably monthly after that date. Upon an involuntary termination of the officer's employment without cause within twelve months of a change of control, the Company's right of repurchase will lapse as to all of the common stock subject to repurchase under the restricted stock purchase agreement.

   In November 2000, Mr. Horowitz was granted an option to purchase 500,000 shares of common stock at an exercise price of $18.00 per share. The option vests and becomes exercisable as to twenty-five percent of the shares on the first anniversary of the option grant and one forty-eighth of the shares each month thereafter. Upon a change of control, the vesting and exercisability of the option will be accelerated as to at least 50% of the shares subject to the option. In addition, upon an involuntary termination of employment without cause, the vesting and exercisability of the option will be accelerated in full.

Directors' Compensation

   Except for the grant of stock options and stock purchase rights, the Company does not currently compensate its directors for their services as directors. Directors who are employees of Loudcloud are eligible to participate in the Company's 2000 Incentive Stock Plan and the Company's 2000 Employee Stock Purchase Plan. The Company also reimburses each member of its Board for out-of-pocket expenses incurred in connection with attending board and board committee meetings.

   In addition, the Board has approved the Company's Director Option Program, which is part of the Company's 2000 Incentive Stock Plan. The Company's Director Option Program provides for the periodic grant of nonstatutory stock options to non-employee directors. All grants of options to non-employee directors under the Director Option Program are automatic. Any new director shall be granted an option to purchase 50,000 shares when that person first becomes a non-employee director, except for those directors who become non-employee directors by ceasing to be employee directors. Twenty-five percent of the shares subject to the option become exercisable on the first anniversary of the date of grant, and one forty-eighth of the shares subject to the option vest each month thereafter, provided the individual remains an outside director on those dates.

   Each outside director shall automatically be granted an option to purchase 25,000 shares on each annual meeting of the Company's stockholders that will occur after the end of the Company's fiscal year ending January 31, 2002, if immediately after the meeting, he or she shall continue to serve on the board and has been a director for at least six months prior to the annual stockholders meeting. Twenty-five percent of the shares subject to the option become exercisable on the anniversary of the date of grant, and one forty-eighth of the shares subject to the option vest each month thereafter, provided the individual remains an outside director on those dates.

   All options granted under the Company's Director Option Program have a term of ten years and an exercise price equal to fair market value on the date of grant. After termination as a non-employee director with the Company, an optionee must exercise an option at the time set forth in his or her option agreement. If termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will remain exercisable for a period of three months. However, an option may never be exercised later than the expiration of its term. A non-employee director may not transfer options granted under the Company's Director Option Program other than by will or the laws of descent and distribution. Only the non-employee director may exercise the option during his or her lifetime.

   In the event of the Company's merger with or into another corporation or a sale of substantially all of the Company's assets, all of the outstanding options granted pursuant to the Director Option Program become fully vested and exercisable.

Report of the Board of Directors Regarding Compensation

   As mentioned above, the Board performed the functions of the compensation committee during the fiscal year ended January 31, 2001. The following is the report of the Board with respect to the compensation paid to the Company's executive officers during the fiscal year ended January 31, 2001. Actual compensation earned during the fiscal year ended January 31, 2001 by the named executive officers is shown in the Summary Compensation Table above under "Executive Compensation."

Introduction

   During the fiscal year ended January 31, 2001, the Board established the general compensation policies of the Company, and established the compensation plans and specific compensation levels for executive officers. The compensation committee of the Board will perform this function in the future. The Board strove to ensure that the Company's executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company.

Compensation Programs

   Base Salary. The Board established base salaries for executive officers. Base pay increases vary according to individual contributions to the Company's success and comparisons to similar positions within the Company and at other comparable companies.

   Bonuses. The Company has not established a formal bonus program for its executive officers.

   Stock Options. The Board believes that stock options provide substantial incentive to officers to work towards maximizing stockholder value. The Board views stock options as one of the more important components of the Company's long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. The Company generally grants options that become exercisable over a four year period as a means of encouraging executives and other employees to remain with the Company and to promote its success. Options granted by the Company to its executive officers and other employees generally have exercise prices equal to the fair market value at the time of grant. This approach is designed to focus executives on the enhancement of stockholder value over the long term and encourage equity ownership in the Company. Options vest and become exercisable at such time as determined by the Board. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and to motivate the executive to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives' ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company's financial goals.

   Other. In addition to the foregoing, executive officers participate in compensation plans available to all employees, such as participation in both the Company's 401(k) retirement plan and employee stock purchase plan. The Company does not make matching contributions to either the 401(k) or employee stock purchase plans.

Compensation Limitations

   The Company has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Company plans to take actions, as necessary, to ensure that its stock option plans and executive annual cash bonus plans qualify for exclusion.

Compensation for the Chief Executive Officer

   Benjamin A. Horowitz, a founder of the Company, is the Chief Executive Officer, President and a director of the Company. The Board's criteria for determining Mr. Horowitz's compensation were driven by several factors: the competitive marketplace, the Company's position in the rapidly evolving technology sector in which it operates, his relative ownership interest in the Company and, most importantly, his performance.

   The Board believes that Mr. Horowitz's performance throughout the fiscal year ended January 31, 2001 was outstanding. He continues to demonstrate highly effective leadership.

   The terms of Mr. Horowitz's restricted stock purchase agreement, including provisions for accelerated of vesting, are described in the section entitled, "Change of Control and Severance Arrangements." In addition, the terms of Mr. Horowitz's option agreements are discussed in the section entitled, "Option Grants in the Last Fiscal Year."

                                          Respectfully Submitted by:

                                          Marc Andreessen
                                          William Campbell
                                          Benjamin Horowitz
                                          Michael Ovitz
                                          Andrew Rachleff

Report of the Audit Committee of the Board of Directors

   The following is the report of the audit committee of the Board. The Company's audit committee was formed in September 2000 in connection with the Company's initial public offering, which became effective March 8, 2001. As a result, the audit committee did not hold any formal meetings during the fiscal year ended January 31, 2001. Although the audit committee did not hold any formal meetings during the fiscal year ended January 31, 2001, the audit committee did formally review and discuss the audited financial statements of the Company for the fiscal year ended January 31, 2001 with management. In addition, the audit committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The audit committee also has received the written disclosures and the letter from Ernst & Young LLP as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the audit committee has discussed the independence of Ernst & Young LLP with that firm.

   Based on the audit committee's review of the matters noted above and its discussions with the Company's independent auditors and the Company's management, the audit committee recommended to the Board of

Directors that the financial statements be included in the Company's Annual Report on Form 10-K. This report has been provided by William Campbell, Michael Ovitz and Andrew Rachleff, the members of the Audit Committee.

                                          Respectfully Submitted by:

                                          William Campbell
                                          Michael Ovitz
                                          Andrew Rachleff

   The information contained above under the captions "Report of the Audit Committee of the Board of Directors" and "Report of the Board of Directors Regarding Compensation" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

Performance Graph

   The Company's initial public offering became effective March 8, 2001 and the Company did not have a class of common stock registered under Section 12 of the Exchange Act during the fiscal year ended January 31, 2001. For that reason, the Company has not provided a performance graph.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Commission. Executive officers, directors and greater than ten percent stockholders are required by the Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Since the Company has been subject to the reporting requirements of the Exchange Act, the Company believes that all executive officers and directors of the Company have complied with all applicable filing requirements.

Certain Relationships and Related Transactions

   Since the Company's inception, there has not been any transaction or series of transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of any class of the Company's voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions described below.

Transactions with Management and Others

   The following table summarizes purchases of shares of the Company's preferred stock by the Company's directors, executive officers, the Company's 5% stockholders and their affiliates during the Company's fiscal year ended January 31, 2001:

                                                               Number of Shares
                                                               -----------------
                                                                         Series
                                                               Series B     C
                                                               --------- -------
   Directors and Executive Officers:
   Marc L. Andreessen......................................... 2,212,810 293,089
   Benjamin A. Horowitz.......................................   178,453     --
   Timothy A. Howes...........................................   178,453  17,586
   In Sik Rhee................................................   297,421     --
   Jonathan G. Heiliger.......................................   297,421     --
   Roderick M. Sherwood III...................................       --   61,549
   Michael I. Green(1)........................................       --  117,236
   Charles J. Katz, Jr........................................       --   58,618
   Michael S. Ovitz...........................................       --  186,112

   5% Stockholders:
   Entities affiliated with Benchmark Capital(2).............. 8,922,623 293,089

--------
(1) Michael I. Green retired from his position as the Company's President of Field Operations in May 2001.
(2) Andrew S. Rachleff, a director, is a managing member of Benchmark Capital.

   The shares of Series B and Series C preferred stock described above were purchased at the same price and on the same terms and conditions as the unaffiliated investors in the private financings. All shares of preferred stock converted into common stock upon the completion of the Company's initial public offering.

   In addition, Mr. Horowitz was granted an option to purchase 600,000 shares of common stock in November 2000. At Mr. Horowitz's request, the Company subsequently canceled the option with respect to 100,000 shares subject to the option. See "--Option Grants in Last Fiscal Year."

Indebtedness of Management

   In June 2000, in connection with Roderick M. Sherwood III's purchase of 734,481 shares of the Company's common stock, the Company loaned Mr. Sherwood $881,377 under a secured full recourse promissory note with an annual interest rate of 6.25% compounded annually. Principal and interest on the note are due and payable on June 22, 2004. In addition, in August 2000, in connection with Mr. Sherwood's purchase of 120,167 shares of common stock, the Company loaned Mr. Sherwood $432,599 under a secured full recourse promissory note with an annual interest rate of 6.25% compounded annually. Principal and interest on the note are due and payable on August 24, 2004. The notes also provide that the Company may accelerate payment of the amounts outstanding under the loans in the event that he ceases to be an employee or consultant of the Company.

   In June 2000, in connection with the purchase of 61,549 shares of the Company's Series C preferred stock by an entity affiliated with Roderick M. Sherwood III, the Company loaned the entity $1,049,996 under a secured full recourse promissory note with an annual interest rate of 6.20% compounded annually. Principal and interest on the note were to be due and payable on June 23, 2004. Mr. Sherwood repaid all principal and accrued interest under this note in September 2000.

   In May 2000, in connection with Michael I. Green's purchase of 1,100,000 shares of the Company's common stock, the Company loaned Mr. Green $880,000 under a secured full recourse promissory note with an annual interest rate of 6.25% compounded annually. Principal and interest on the note become due and payable on May 10, 2004. The note also provides that the Company may accelerate payment of the amounts outstanding under the loan in the event that he ceases to be an employee or consultant of Loudcloud. Mr. Green retired from his position at the Company in May 2001.

   It is the Company's current policy that all transactions between the Company and its officers, directors, 5% stockholders and their affiliates will be entered into only if these transactions are approved by a majority of the disinterested directors, are on terms no less favorable to the Company than could be obtained from unaffiliated parties and are reasonably expected to benefit the Company.

Stock Option Grants to Certain Directors

   Each of Mr. Ovitz and Mr. Campbell received an option to purchase 50,000 shares of the Company's common stock at an exercise price of $3.60 in August 2000. Both of these options are subject to vesting over a four-year period.

Indemnification

   The Company has entered into indemnification agreements with each of its directors and officers. Such indemnification agreements require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

Conflict of Interest Policy

   The Company believes that all transactions with affiliates described above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Company's policy is to require that a majority of the independent and disinterested outside directors on the Board approve all future transactions between Loudcloud and its officers, directors, principal stockholders and their affiliates. Such transactions will continue to be on terms no less favorable to the Company's than it could obtain from unaffiliated third parties.

   All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board, including a majority of the independent and disinterested outside directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 OTHER MATTERS

   The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Charles J. Katz, Jr.
                                          Charles J. Katz, Jr.
                                          Executive Vice President of
                                          Corporate Affairs
                                          and Secretary

Dated: May 25, 2001

                                                                     Appendix A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                      OF
                                LOUDCLOUD, INC.

PURPOSE:

   The purpose of the Audit Committee of the Board of Directors of Loudcloud, Inc. (the "Company"), shall be to make such examinations as are necessary to monitor the Company's financial management practices and systems of internal control, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the Board of Directors' attention.

   In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

   The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, meeting the following criteria:

     1. Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

     2. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer with financial oversight responsibilities; and

     3. (i) Each member will be an independent director, as defined in Nasdaq Rule 4200; or (ii) if the Board of Directors determines it to be in the best interests of the Company and its stockholders to have one (1) non-independent director, and the Board of Directors discloses the reasons for the determination, then the Company may appoint one (1) non-independent director to the Audit Committee if the director is not a current employee or officer, or an immediate family member of a current employee or officer.

RESPONSIBILITIES:

   The responsibilities of the Audit Committee shall include:

     1. Reviewing on a continuing basis the adequacy of the Company's systems of internal controls.

     2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's finance department.

     3. Recommending the appointment of independent auditors to the Board of Directors.

     4. Reviewing and approving the independent auditors' proposed audit scope, approach, and independence.

     5. Reviewing and recommending to the full Board fee arrangements with the independent auditors.

     6. Reviewing the performance of the independent auditors, who shall be accountable to the Board and the Audit Committee.

     7. Discussing with the Company's independent auditors the financial statements and audit findings, including discussing with the Company's independent auditors any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

     8. Reviewing the written disclosures and the letter from the Company's independent auditors required by ISB Standard No. 1, as may be modified or supplemented;

     9. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

     10. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

     11. Ensuring that the Company's independent auditors review the Company's interim financial statements included in quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

     12. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

     13. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

     14. Reviewing management's monitoring of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act of 1977;

     15. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

     16. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

     17. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

     18. Reviewing related party transactions for potential conflicts of interest;

     19. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of
  Schedule 14A;

     20. Reviewing its own structure, processes and membership requirements;
  and

     21. Performing other oversight functions as requested by the full Board of Directors.

   In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS:

   The Audit Committee will meet at least three times each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

   The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet in executive session with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report and to review such other items as it chooses to pursue.

MINUTES:

   The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                        Please date, sign and mail your

                        proxy card as soon as possible.

                       Annual Meeting of Stockholders of

                                LOUDCLOUD, INC.

                                  June 26, 2001


                Please Detach and Mail in the Envelope Provided




  A [X] Please mark your
        vote as in this example


                                         WITHHOLD
                                       AUTHORITY TO
                         IN FAVOR OF     VOTE FOR
                           NOMINEE       NOMINEE                                                         FOR    AGAINST     ABSTAIN
  1.    ELECTION             [_]           [_]           2.   RATIFICATION OF SELECTION OF ERNST         [_]      [_]          [_]
        OF THE NOMINEE                                        & YOUNG LLP AS INDEPENDENT AUDITORS
        LISTED AT THE                                         FOR FISCAL YEAR ENDING JANUARY 31, 2002
        RIGHT TO THE
        LOUDCLOUD, INC.                                  3.   In their discretion, the Proxies are authorized to vote upon such
        BOARD OF                                              other business as may properly come before the Annual Meeting.
        DIRECTORS
                                                              This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is
        Nominee: Benjamin A. Horowitz                    made, this proxy will be voted IN FAVOR of the election of the directors named in this proxy card and FOR Proposals 2 and 3.

                                                         TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING PLEASE
                                                         COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT
                                                         PROMPTLY.

                                                         THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING
                                                         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
                                                         FOR THE JUNE 26, 2001 ANNUAL MEETING OF STOCKHOLDERS.



Stockholder Signature(s):                            Stockholder Printed Name(s):                                  Date:
                         ---------------------------                             ---------------------------------       -----------

NOTE: Please sign your name exactly as it appears herein. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears thereon. If a corporation, please sign in full corporate name as President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                LOUDCLOUD, INC.
                            599 NORTH MATHILDA AVE.
                              SUNNYVALE, CA 94085

    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LOUDCLOUD, INC.
            FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 26, 2001

     The undersigned hereby constitutes and appoints Marc L. Andreessen and Benjamin A. Horowitz, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders to be held at the Four Points Sheraton Sunnyvale, 1250 Lakeside Drive, Sunnyvale, California on Tuesday, June 26, 2001 at 9:30 a.m., local time, and at any adjournments thereof, on all matters coming before said meeting.

                 (TO BE CONTINUED AND SIGNED ON REVERSE SIDE.)